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                                                                   EXHIBIT 23.5

                       CONSENT OF HAYNES AND BOONE, LLP


   We consent to the reference to our firm under the caption "Experts" in Amendment No. 2 to the Registration Statement (Form S-3, Registration No:
333-99579) and related Prospectus of Harken Energy Corporation, a Delaware corporation.



                                          /s/ Haynes and Boone, LLP

                                          ______________________________________

                                          Haynes and Boone, LLP


Fort Worth, Texas

January 24, 2003